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                                                  JANUARY 15, 1997 SUPPLEMENT TO
                                                  PROSPECTUS DATED JULY 31, 1996


                           THE TRAVELERS SERIES TRUST

The following information supplements the Prospectus dated July 31, 1996 for the Travelers Series Trust and its portfolios.

Effective January 15, 1997, the Mid Cap Disciplined Equity Fund (or "Portfolio"), is being added as a new series of shares under The Travelers Series Trust. Information relating to the new Portfolio, its investment objectives, policies and investment risks, as well as the investment adviser and subadviser, are provided below.

INVESTMENT OBJECTIVE

         The investment objective of the Mid Cap Disciplined Equity Fund is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks.

         The investment subadviser's approach to equity management is designed to provide diversified exposure to the mid and small capitalization segments of the U.S. equity market. Travelers Investment Management Company ("TIMCO") selects stocks with a primarily quantitative screening process that seeks attractive relative value and earnings growth. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the Standard & Poor's 400 stock index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies.

         Stock selection is based on the intersection of various appraisal models reflecting valuation, earnings, and relative price performance. Valuation rankings are derived by comparing price/earnings ratios relative to expected long-term earnings growth. Stocks are also ranked on the trend and magnitude of reported earnings, earnings surprises and changes in analysts' earnings estimates. These fundamental appraisal factors are supplemented by an analysis of short-term price changes exhibited by individual securities that deviate significantly from related industry group performance.

         Portfolio decision-making follows a disciplined process. Stocks which are ranked favorably by TIMCO's appraisal models are reviewed by a team of senior portfolio managers. A sophisticated risk model is used to evaluate each stock's potential contribution to overall portfolio risk. Stocks that are determined to be underpriced on a risk-adjusted basis are overweighted in the portfolio relative to the S&P 400 Index.

         Conversely, TIMCO will sell a stock holding if the earnings outlook for the issuing company becomes less favorable or the stock's valuation is no longer attractive relative to the company's expected growth rate or risk.


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         The Mid Cap Disciplined Equity Fund will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

         The Mid Cap Disciplined Equity Fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Mid Cap Disciplined Equity Fund will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Mid Cap Disciplined Equity Fund's transactions in such futures be used for speculative purposes.

         All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Mid Cap Disciplined Equity Fund will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

         The Mid Cap Disciplined Equity Fund may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure.

RISK FACTORS

         There can, of course, be no assurance that the Mid Cap Disciplined Equity Fund will achieve its investment objective since there is uncertainty in every investment. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with the Mid Cap Disciplined Equity Fund to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market.


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FUNDAMENTAL INVESTMENT POLICIES
The investment policies of the Mid Cap Disciplined Equity Fund are fundamental and may not be changed without a vote of the majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 ("1940 Act"). These policies permit the Fund to:

         1.   invest up to 5% of its assets in the securities of any one issuer;

         2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

         3.   pledge up to 10% of its assets to secure borrowings;

         4. invest up to 25% of its assets in the securities of issuers in the same industry; and

         5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Mid Cap Disciplined Equity Fund, as defined in the 1940 Act. The Mid Cap Disciplined Equity Fund may not:

         1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

         2. invest in more than 10% of any class of securities of any one issuer;

         3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 33 1/3% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; the Mid Cap Disciplined Equity Fund has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of the Mid Cap Disciplined Equity Fund computed at cost;

         5. underwrite securities, except that the Mid Cap Disciplined Equity Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities


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              the Account may be deemed to be an underwriter, as defined in the
              Securities Act of 1933 (the "1933 Act");

         6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

         7.   invest for the primary purpose of control or management;

         8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         9. make loans, except that the Mid Cap Disciplined Equity Fund may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;

         10. invest more than 25% of its total assets in the securities of issuers in any single industry;

         11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

         12. invest in interests in oil, gas or other mineral exploration or development programs; or

         13. invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. The Mid Cap Disciplined Equity Fund is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TIMCO have a substantial interest.

         The Mid Cap Disciplined Equity Fund may make investments in an amount of up to 15% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when the Mid Cap Disciplined Equity Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. The Mid Cap Disciplined Equity Fund will not bear the expense of such registration. The Mid Cap Disciplined Equity Fund intends to reach



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agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 15% limitation, the Mid Cap Disciplined Equity Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations.

PORTFOLIO TURNOVER

         Although the Mid Cap Disciplined Equity Fund intends to invest in securities selected primarily for prospective capital growth and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A high turnover rate should not be interpreted as indicating a variation from the stated investment policy. It will normally increase the Mid Cap Disciplined Equity Fund's brokerage costs. The Portfolio turnover rate is anticipated to be approximately 100%-125%.

FUND EXPENSES

Pursuant to a Management Agreement dated October 25, 1996 between the Series Trust and the Travelers, the Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses (including investment advisory fees, but excluding brokerage commissions, interest charges and taxes) exceed a percentage of each Portfolio's average net assets for any fiscal year. For the Mid Cap Disciplined Equity Fund, the amount equals
 .95%. There is, however, no guarantee of fund expense reimbursements by Travelers.

For its first year, the Mid Cap Disciplined Equity Fund's expenses are anticipated to be .25%, not including management fees. The subadvisory fee, as described below, is paid by the Investment Adviser.

INVESTMENT ADVISER AND SUBADVISER

The investment adviser to the Portfolio is Travelers Asset Management International Corporation (TAMIC). TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TAMIC also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for domestic and offshore insurance companies affiliated with The Travelers Insurance Company. For its investment advisory services, TAMIC receives a fee, equal, on an annual basis, to .70% of the Portfolio's average daily net assets.

The subadviser to the Portfolio is Travelers Investment Management Company (TIMCO), a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc. TIMCO also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and



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pooled pension and profit-sharing accounts, and for affiliated companies of
The Travelers Insurance Company. For its investment subadvisory services, TIMCO receives a fee from TAMIC equal, on an annual basis, to 0.35% of the Portfolio's average daily net assets.

INVESTMENT PROFESSIONALS

The investment professionals responsible for the daily operations of the Fund are Kent A. Kelley, Sandip A. Bhagat and Jake E. Hurwitz. Mr. Kelley is Chief Executive Officer, and a director of TIMCO. He has been with Travelers since 1976. In addition to earning a Bachelors degree from New York University and a Masters degree from Yale University, Mr. Kelley is also a Chartered Financial Analyst.

Mr. Bhagat is President and a director of TIMCO. He has been with Travelers since 1987. In addition to a Bachelors of Science degree from the University of Bombay, he also earned two Masters degrees (in Chemical Engineering and in Finance) from the University of Connecticut. Mr. Bhagat was designated a Chartered Financial Analyst in 1991.

Mr. Hurwitz is a senior portfolio manager for TIMCO. He has been with Travelers since 1986. Mr. Hurwitz earned a Bachelors of Arts degree from Vanderbilt University and two Masters degrees; one from the University of California (History) and one from New York University (Business Administration: Finance and International Business). Mr. Hurwitz received his Chartered Financial Analyst designation in 1984.






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